HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

333-145655        HV-3739 - Group Variable Annuity Contracts

Supplement dated March 5, 2015 to your Prospectus

FUND REORGANIZATION

MFS® CORE EQUITY SERIES - INITIAL CLASS

MFS® INVESTORS GROWTH STOCK SERIES - INITIAL CLASS

Merging Fund	Acquiring Fund
MFS® Core Equity Series - Initial Class	MFS® Core Equity Portfolio - Initial Class
MFS® Investors Growth Stock Series - Initial Class	MFS® Massachusetts Investors Growth Stock Portfolio - Initial Class

The Board of Trustees of the fund has approved the proposed reorganization (the “Reorganization”) of the above referenced Funds.  At a shareholder meeting to be held on March 19, 2015, shareholders will vote on the proposed Reorganization. If the proposed Reorganization is approved, all net assets of the Merging Fund will be transferred into the Acquiring Fund.  Shareholders of the Merging Fund will receive shares of the Acquiring Fund.  If approved by the shareholders, the Reorganization is scheduled to take place as of the close of trading on the New York Stock Exchange on or about March 27, 2015 (“Closing Date”).

As a result of the Reorganization, if any of your Participant Account value is allocated to the Merging Fund Sub-Account, that amount will be merged into the Acquiring Fund Sub-Account.  If any portion of your future Contribution is allocated to the Merging Fund Sub-Account, you may redirect that allocation to another Sub-Account available under your Contract.  Effective as of the Closing Date, any transaction that includes an allocation to the Merging Fund Sub-Account will be allocated automatically to the Acquiring Fund Sub-Account.  Effective as of the Closing Date, unless you direct us otherwise, if you are enrolled in any Dollar Cost Averaging Program, Asset Rebalancing Program or other administrative program that includes transfers of Participant Account value or allocation to the Merging Fund Sub-Account, your enrollment will terminate automatically.

In the event that the proposed Reorganization is approved, effective on the Closing Date, all references and information contained in the Prospectus for your Contract related to the Merging Fund are deleted and replaced with the Acquiring Fund.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.